EXHIBIT 2
                                                                       ---------



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Guy M. Russo his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself as an individual or in his capacity as a general partner or authorized signatory, as the case may be, on behalf of any of Canaan Ventures II Limited Partnership; Canaan Ventures II Offshore C.V.; Canaan Offshore Management, N.V. or Canaan Venture Partners II L.P. pursuant to the Securities Act of 1933, as amended, (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Securities Act, the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby, and ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof, or may have done in connection with the matters described above.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]








                               Page 23 of 28 pages

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 29th day of January, 1998.


CANAAN VENTURES II LIMITED PARTNERSHIP

By:  Canaan Venture Partners II, L.P.
     Its General Partner

By:  /s/ Harry T. Rein
     --------------------------------
     General Partner


CANAAN VENTURES II OFFSHORE C.V.

By:  Canaan Offshore Management, N.V.
     Its General Partner

By:  Canaan Venture Partners II, L.P.
     Its General Partner

By:  /s/ Harry T. Rein
     --------------------------------
     General Partner


CANAAN VENTURE PARTNERS II, L.P.

By:  /s/ Harry T. Rein
     --------------------------------
     General Partner


CANAAN OFFSHORE MANAGEMENT, N.V.

By:  /s/ Harry T. Rein
     --------------------------------
     Director



                               Page 24 of 28 pages

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Guy M. Russo his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself as an individual or in his capacity as a general partner or authorized signatory, as the case may be, on behalf of any of Canaan Ventures II Limited Partnership; Canaan Ventures II Offshore C.V., Canaan Venture Partners II L.P., Canaan Equity L.P. or Canaan Equity Partners LLC pursuant to the Securities Act of 1933, as amended, (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Securities Act, the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby, and ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof, or may have done in connection with the matters described above.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]










                              Page 25 of 28 pages

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 1st day of May, 1999.

CANAAN VENTURES II LIMITED PARTNERSHIP

By:  Canaan Venture Partners II L.P.
        Its General Partner

By:     /s/ Harry T. Rein
      -------------------
        General Partner


CANAAN VENTURES II OFFSHORE C.V.

By:  Canaan Venture Partners II L.P.
        Its General Partner

By:     /s/ Harry T. Rein
      -------------------
        General Partner

By:  Canaan Offshore Management, N.V.
        Its General Partner

By:     /s/ Harry T. Rein
      -------------------
        President


CANAAN VENTURE PARTNERS II L.P.

By:     /s/ Harry T. Rein
      -------------------
        General Partner


CANAAN EQUITY L.P.

By:  Canaan Equity Partners LLC
        Its General Partner

By:     /s/ Harry T. Rein
      -------------------
        Member/Manager


CANAAN EQUITY PARTNERS LLC

By:     /s/ Harry T. Rein
      -------------------
        Member/Manager

                              Page 26 of 28 pages

  /s/ Harry T. Rein
--------------------------
Harry T. Rein



  /s/ Guy M. Russo
--------------------------
Guy M. Russo



  /s/ Gregory Kopchinsky
--------------------------
Gregory Kopchinsky



  /s/ Eric A. Young
--------------------------
Eric A. Young



  /s/ Stephen L. Green
--------------------------
Stephen L. Green



  /s/ James J. Fitzpatrick
--------------------------
James J. Fitzpatrick



  /s/ Deepak Kamra
--------------------------
Deepak Kamra



                              Page 27 of 28 pages

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Guy M. Russo his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself as an individual or in his capacity as a general partner or authorized signatory, as the case may be, on behalf of John V. Balen pursuant to the Securities Act of 1933, as amended, (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Securities Act, the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby, and ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof, or may have done in connection with the matters described above.


         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 8th day of September, 1999.



  /s/ John V. Balen
--------------------------
John V. Balen





                                 Page 28 of 28